UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K/A
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2017
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive, Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on September 21, 2017 (the “Initial Form 8-K”), on September 20, 2017, Chart Industries, Inc. ("Chart") and Chart Sully Corporation, a wholly owned subsidiary of Chart ("Merger Sub"), completed the previously announced acquisition of RCHPH Holdings, Inc. ("Hudson Products") pursuant to the terms of the the Agreement and Plan of Merger, as amended (the "Merger Agreement"), by and among Chart, Merger Sub, Hudson Products and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement. This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired. The audited consolidated financial statements of Hudson Products at December 31, 2016 and for the year ended December 31, 2016, and the unaudited condensed consolidated financial statements of Hudson Products at June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information. The unaudited pro forma condensed financial information is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.    Description

23.1	Consent of BKD, LLP
99.1
Press release issued by Chart Industries, Inc., dated September 21, 2017, announcing the closing of the Hudson Products acquisition (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the SEC on September 21, 2017 (File No. 001-11442)).

99.2
Consolidated Financial Statements of RCHPH Holdings, Inc. at December 31, 2016 and for the fiscal year ended December 31, 2016, and unaudited condensed consolidated financial statements of RCHPH Holdings, Inc. at June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: October 26, 2017
By: /s/ Jillian C. Evanko Jillian C. Evanko Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX
Exhibit No.    Description

23.1	Consent of BKD, LLP
99.1
Press release issued by Chart Industries, Inc., dated September 21, 2017, announcing the closing of the Hudson Products acquisition (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the SEC on September 21, 2017 (File No. 001-11442)).

99.2
Consolidated Financial Statements of RCHPH Holdings, Inc. at December 31, 2016 and for the fiscal year ended December 31, 2016, and unaudited condensed consolidated financial statements of RCHPH Holdings, Inc. at June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

4